Capitol Acquisition Corp. II
(A Development Stage Company)

INDEX TO FINANCIAL STATEMENTS

Page

Report of Independent Registered Public Accounting Firm	F-2
Financial Statements
Balance Sheet as of May 15, 2013	F-3
Notes to Financial Statements	F-4 – F-8

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of Capitol Acquisition Corp. II

We have audited the accompanying balance sheet of Capitol Acquisition Corp. II (a development stage company) (the “Company”) as of May 15, 2013. This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Capitol Acquisition Corp. II (a development stage company), as of May 15, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum llp

Marcum llp

Melville, NY

May 20, 2013

F-2

Capitol Acquisition Corp. II

(a development stage company)

BALANCE SHEET

May 15,2013
ASSETS
Current assets
Cash	$1,055,728
Other current assets	22,000
Total current assets	1,077,728
Cash and cash equivalents held in trust account	200,000,000
Total assets	$201,077,728
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued offering costs	$94,861
Accounts payable and accrued expenses	714
Total current liabilities	95,575
COMMITMENTS AND CONTINGENCIES
Common Stock, subject to possible redemption, 18,798,215 shares at redemption value	187,982,148
Stockholders’ equity
Preferred Stock, par value of $0.0001 per share authorized, no shares issued and outstanding	–
Common Stock, par value of $0.0001 per share, 200,000,000 shares authorized, 25,000,000 shares issued and outstanding	620
Additional paid – in capital	13,011,757
Deficit accumulated during development stage	(12,372)
Total stockholders’ equity	13,000,005
Total liabilities and stockholders’ equity	$201,077,728

The accompanying notes are an integral part of these financial statements.

F-3

CAPITOL ACQUISITION CORP. II

(a development stage company)

NOTES TO FINANCIAL STATEMENTS

Note 1 — Organization and Plan of Business Operations

Capitol Acquisition Corp. II (a development stage company) (the “Company”) was incorporated in Delaware on August 9, 2010 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities (a “Business Combination”).

The accompanying balance sheet has been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

At May 15, 2013, the Company had not yet commenced any operations. All activity through May 15, 2013 relates to the Company’s formation and the public offering described below. There was no activity from August 9, 2010 (inception) through December 31, 2010.

The Company is considered to be a development stage company and, as such, the Company’s financial statements are prepared in accordance with the Accounting Standards Codification (“ASC”) topic 915 “Development Stage Entities.” The Company is subject to all of the risks associated with development stage companies.

The registration statement for the Company’s initial public offering (“Public Offering”) was declared effective on May 9, 2013. On May 10, 2013, the Company filed a new registration statement to increase the size of the Public Offering by 20% pursuant to Rule 462(b) under the Securities Act of 1933, as amended. On May 15, 2013, the Company consummated the Public Offering and received proceeds net of the underwriter’s discount and other offering expenses of $194,400,000 and simultaneously received $5,600,000 from the issuance of 5,600,000 warrants (“Sponsors’ Warrants”) in a private placement (the “Private Placement”).

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering and the Private Placement, although substantially all of the net proceeds are intended to be applied generally towards consummating a Business Combination successfully. Furthermore, there is no assurance that the Company will be able to affect a Business Combination successfully. Upon the closing of the Public Offering, $200,000,000 ($10.00 per share sold in the Public Offering), including the proceeds from the Private Placement, is held in a trust account (the “Trust Account”) and may be invested only in United States government securities having a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, that solely invests in U.S. government treasury obligations until the earlier of the consummation of a Business Combination or the Company’s redemption of 100% of the outstanding public shares if the Company has not consummated a Business Combination in the required time period.

The Company’s units are listed on the Nasdaq Capital Markets (“Nasdaq”). Pursuant to Nasdaq listing rules, the target business or businesses with which the Company completes a Business Combination must collectively have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (less taxes payable) at the time of the execution of the definitive agreement for its initial Business Combination, although the Company may acquire a target business whose fair value significantly exceeds 80% of the Trust Account balance.

The Company, after signing a definitive agreement for the acquisition of a target business, is required to provide shareholders who acquired shares in the Public Offering (“Public Shareholders”) with the opportunity to redeem their public shares for a pro rata share of the Trust Account by means of conducting redemptions in conjunction with a proxy solicitation pursuant to the proxy rules. Each Public Shareholder will be entitled to receive a full pro rata portion of the amount then in the Trust Account ($10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released by the Company or necessary to pay taxes). The Company will consummate an initial Business Combination only if the Company has net tangible assets of at least $5 million upon consummation of the Business Combination and a majority of the outstanding public shares voted are voted in favor of the Business Combination.

F-4

CAPITOL ACQUISITION CORP. II
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

Note 1 — Organization and Plan of Business Operations (continued)

In connection with any stockholder vote required to approve any Business Combination, the Company’s sponsor and the other initial stockholders of the Company (collectively, the “Initial Stockholders”) have agreed (i) to vote any of their respective shares in favor of the initial Business Combination and (ii) not to convert any of their respective shares. Public stockholders who convert their stock will continue to have the right to exercise any warrants they may hold if the Business Combination is consummated.

The Company has until February 15, 2015 to complete the Business Combination, or May 15, 2015 if the Company has executed a letter of intent, agreement in principal or definitive agreement with respect to a Business Combination prior to February 15, 2015 but has not completed such Business Combination by February 15, 2015.

If the Company is unable to complete a Business Combination within the allotted time, the Company will automatically dissolve and as promptly as practicable liquidate the Trust Account and release only to Public Shareholders a pro rata share of the Trust Account (initially $10.00 per share), plus any remaining net assets. The Initial Stockholders have agreed to waive the right to participate in any distribution from the Trust Account, but not with respect to any units they acquire in the aftermarket.

Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. If the Company is unable to complete a Business Combination and is forced to dissolve and liquidate, the Company’s executive officers, by agreement, have agreed that they will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that they will be able to satisfy those obligations should they arise.

Note 2 —Initial Public Offering and Private Placement

In connection with the Public Offering, on May 15, 2013, the Company sold 20,000,000 Units at $10.00 per unit (“Units”), including 2,000,000 units subject to the underwriters’ over-allotment option, generating gross proceeds of $200,000,000. On May 17, 2013, the underwriters in the Public Offering indicated to the Company that they will not be exercising the remaining portion of the over-allotment option.  As a result, the Company’s Initial Stockholders will be required to forfeit an aggregate of 175,000 shares of Common Stock issued to them prior to the Public Offering. Each unit consists of one share of the Company’s Common Stock, $0.0001 par value, and one half of one redeemable warrant (“Warrants”) to purchase one share of Common Stock. The shares of Common Stock and the Warrants included in the Units will not trade separately until the 52nd day following the date of the Prospectus unless Citigroup Global Markets Inc. informs the Company of its decision to allow earlier separate trading, subject to (a) the preparation of an audited balance sheet of the Company reflecting receipt by the Company of the proceeds of the Offering, (b) the filing by the Company of such audited balance sheet with the Commission on a Form 8-K or similar form, and (c) the issuance by the Company of a press release announcing when such separate trading will begin. However, no fractional Warrants will be issued and only whole Warrants will trade. Once the shares of Common Stock and Warrants commence separate trading, holders will have the option to continue to hold Units or separate their Units into its component pieces. Each whole Warrant entitles its holder, upon exercise, to purchase one share of Common Stock for $11.50 subject to certain adjustments, during the period commencing on the later of thirty days after the completion by the Company of its initial Business Combination or twelve months from the date of the consummation of the Public Offering and terminating on the five-year anniversary of the completion by the Company of its initial Business Combination or earlier upon redemption or liquidation of the Trust Account. At May 15, 2013, there are 15,600,000 warrants outstanding, which include 5,600,000 warrants purchased by the Initial Stockholders and 10,000,000 warrants purchased in connection with the sale of units related to the Public Offering.

F-5

CAPITOL ACQUISITION CORP. II
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

Note 2 — Initial Public Offering and Private Placement (continued)

The Warrants may be redeemed by the Company in whole and not in part, at a price of $0.01 per warrant at any time the warrants are exercisable, upon a minimum of 30 days’ prior written notice of redemption, if, and only if, the last sales price of our shares of common stock equals or exceeds $24.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within a 30 trading day period ending three business days before we send the redemption notice; and if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying such warrants.

If the Company calls the warrants for redemption as described above, the Company’s management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the shares of common stock for the 5 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants.

Simultaneously with the consummation of the Public Offering, the Company consummated the Private Placement of 5,600,000 Sponsors’ Warrants at a price of $1.00 per warrant, generating total proceeds of $5,600,000. The Sponsors’ Warrants are identical to the Warrants included in the Units sold in the Public Offering except that the Sponsors’ Warrants: (i) will not be redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, in each case so long as they are held by the initial purchasers or any of their permitted transferees. The purchasers of the Sponsors’ Warrants have also agreed not to transfer, assign or sell any of the Sponsors’ Warrants, including the common stock issuable upon exercise of the Sponsors’ Warrants (except to certain permitted transferees), until 30 days after the completion of an initial Business Combination.

Note 3 — Significant Accounting Policies

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financials statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company is required to file United States (federal) income tax returns. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material changes to its financial position.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or for the period from August 9, 2010 (inception) through May 15, 2013. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

F-6

CAPITOL ACQUISITION CORP. II
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

Note 3 — Significant Accounting Policies (continued)

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents are carried at cost, which approximates fair value. At May 15, 2013, the Company had cash deposits in excess of the maximum amounts insured by the Federal Deposit Insurance Corporation limits. At May 15, 2013, the Company’s cash is held at two financial institutions.

Accrued Offering Costs

At May 15, 2013, accrued offering costs consisted of printing costs, professional fees and travel expenses incurred through the balance sheet date that are related to the offering and were charged to capital at the time of closing.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Subsequent Events

Management of the Company evaluates events that have occurred after the balance sheet date of May 15, 2013 through the date which the balance sheet was available to be issued. Except as noted in Note 2, management did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the financial statements.

Note 4 — Note Payable and Advances to Related Party

The Company issued a $150,000 principal amount unsecured promissory note to an affiliate of the Company’s Chief Executive Officer on February 3, 2011. The note was non-interest bearing and was payable on the consummation of the Public Offering. The note was repaid in full on the closing of the Public Offering.

The same affiliate also advanced the Company an aggregate of $69,729 for costs associated with the Public Offering. This advance was repaid in full on the closing of the Public Offering.

Note 5 — Commitments and Contingencies

On May 10, 2013, the Company entered into an agreement with the underwriters (“Underwriting Agreement”). Pursuant to the Underwriting Agreement, the Company paid an underwriting discount of 2.0% of the gross proceeds of the Public Offering, or $4,000,000. The Company will also pay the underwriters in the Public Offering an additional deferred underwriting discount of 4.0% of the gross proceeds of the Public Offering (“Deferred Commissions”) which will be placed in the Trust Account and paid only upon consummation of a Business Combination.

F-7

CAPITOL ACQUISITION CORP. II
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

Note 5 — Commitments and Contingencies (continued)

An affiliate of the Company’s Chief Executive Officer has agreed that, until the Company consummates a Business Combination, it will make available to the Company certain office space and administrative and support services, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on the effective date of the Public Offering.

Note 6 — Stockholder Equity

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of May 15, 2013, there are no shares of preferred stock issued or outstanding.

Common Stock

The Company is authorized to issue 200,000,000 shares of common stock with a par value of $0.0001 per share.

In connection with the organization of the Company, on February 3, 2011, a total of 4,417,684 shares of the Company’s common stock were sold to Capital Acquisition Management 2 LLC (the “Sponsor”) at a price of approximately $0.006 per share for an aggregate of $25,000. On March 25, 2013, the Sponsor contributed an aggregate of 105,184 shares of the Company’s common stock to the Company at no cost for cancellation. Effective May 9, 2013, the Company’s Board of Directors authorized a stock dividend of 0.2 shares for each outstanding share of common stock, resulting in 5,175,000 shares outstanding. All references in the accompanying financial statements to the number of shares of common stock have been retroactively restated to reflect these transactions. On May 17, 2013, the underwriters in the Public Offering indicated to the Company that they will not be exercising the remaining portion of the over-allotment option.  As a result, the Company’s Initial Stockholders will be required to forfeit an aggregate of 175,000 shares of Common Stock issued to them prior to the Public Offering. The shares held by the Initial Stockholders includes 1,250,000 shares that are subject to forfeiture if the last sales price of the Company’s stock does not equal or exceed $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within four years following the closing of the Company’s initial Business Combination.

F-8